Exhibit 10(lix)

FC1 I-311611M

122199:MHD

                       SECOND LOAN MODIFICATION AGREEMENT

                      ($3,000,000 LOAN TO BLUE II, L.L.C.)

         THIS SECOND LOAN MODIFICATION AGREEMENT ("Agreement") is made and entered into as of the 21st day of December, 1998 by and among FCNB BANK (the "Bank"), the MARYLAND ECONOMIC DEVELOPMENT CORPORATION ("MEDCO"), the MARYLAND INDUSTRIAL DEVELOPMENT FINANCING AUTHORITY ("MIDFA"), BLUE II, LLC (the "Borrower"), FREDERICK BREWING CO., ("FBC"), EDWARD D. SCOTT ("Scott"), ROBERT SCHUERHOLZ ("Schuerholz"), NICHOLAS P. FORIS ("Foris") and VISHNAMPET S. JAYANTHIMATH ("Jayanthimath"). Scott, Schuerholz, Foris and Jayanthimath are hereafter collectively referred to as the "Guarantors". The Borrower, FBC and the Guarantors are sometimes collectively referred to as the "Obligors".

                                R E C I T A L S

         R-1. Pursuant to and in accordance with Article 83A, Title 5, Subtitle 2 of the Annotated Code of Maryland, MEDCO issued and sold to Signet Bank ("Signet") its Taxable Economic Development Revenue Bond (Blue II, LLC Facility), 1996 Issue, dated July 19, 1996, in the original principal amount of $3,000,000 (as amended, modified, supplemented, extended, renewed and restated from time to time, the "Bond").

         R-2. The proceeds of the sale of the Bond were loaned to the Borrower in accordance with the terms and conditions of a Loan and Financing Agreement dated July 19, 1996 by and among Signet, the Borrower, FBC and MEDCO (as amended, modified, supplemented, extended, renewed or restated from time to time, the "Loan Agreement").

         R-3. The loan by MEDCO to the Borrower of the proceeds of the sale of the Bond is evidenced by a Promissory Note dated July 19, 1996 in the original principal amount of $3,000,000.00 executed by the Borrower in favor of MEDCO and assigned by MEDCO to Signet (the "Note").

         R-4. The Borrower's obligations under the Loan Documents (as hereafter defined) are secured by, inter alia, the following (collectively, the "Collateral"): (a) a Deed of Trust dated July 19, 1996 (the "Deed of Trust") recorded among the land records of Frederick County, Maryland at liber 2207, folio 0857 encumbering certain real estate and improvements described therein (the "Property"); and (b) an Assignment of Leases and Rents dated July 19, 1996 (the "Assignment of Rents") recorded among the land records of Frederick County, Maryland at liber 2207, folio 0903.

         R-5. The Borrower's obligations under the Loan Documents (as hereafter defined) are guaranteed by the Guarantors as set forth in a Guaranty (Deficiency) dated July 19, 1996 (the "Guaranty").

         R-6. MIDFA insures a portion of the Obligations (as hereafter defined) pursuant to the terms of an Insurance Agreement dated July 19, 1996 (the "Insurance Agreement").

         R-7. The terms of the Loan Agreement were modified pursuant to the terms of a Forbearance Agreement dated February 27, 1997 and a letter agreement dated


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January 9, 1998 (collectively, the "Prior Modification Documents") and were further modified pursuant to the terms of a certain Loan Modification Agreement dated May 27, 1998, by and among First Union National Bank ("First Union"), as successor by merger to Signet, MEDCO, MIDFA, FBC, the Borrower and the Guarantors (the "First Loan Modification Agreement").

         R-8. The Note and the Bond were also previously modified pursuant to a certain Allonge attached thereto dated May 27, 1998, by and among First Union, MEDCO and the Borrower (the "Allonge").

         R-9. At the request of the Borrower, the Bank has purchased the Loan as well as the Bond, the Note and the other Loan Documents from First Union, and has taken an assignment of First Union's right, title and interest therein pursuant to a certain Assignment of even date herewith by First Union in favor of the Bank.

         R-10. Pursuant to the terms of the First Loan Modification Agreement, the Loan (as hereafter defined) is currently scheduled to mature on April 1, 1999 (the "Maturity Date").

         R-11. The Borrower has requested that the Bank extend the Maturity Date of the Loan to July 1, 2006 and to make certain other changes to the repayment terms of the Loan as described hereinbelow, which the Bank has agreed to do on the condition, among others, that the Borrower and Guarantors enter into this Agreement.

         R-12. The Bond and the interest thereon are limited obligations of MEDCO, the principal of, premium, if any, and interest on which are payable solely from the security described in Section 2.7 of the Loan Agreement or from the Property (as defined in the Loan Agreement); provided, however, that under the Loan Agreement, MEDCO has reserved to itself, and has not pledged or assigned, the Reserved Rights of the Issuer (as defined in the Loan Agreement). Neither the Bond nor the interest thereon shall ever constitute an indebtedness or a charge against the general credit or taxing powers of MEDCO, the State of Maryland, the Maryland Department of Business and Economic Development, MIDFA, any other public instrumentality or any public body within the meaning of any constitutional or charter provision or statutory limitation, and neither shall ever constitute or give rise to any pecuniary liability of MEDCO, the State of Maryland, the Maryland Department of Business and Economic Development, MIDFA (except in regard to the Insurance Agreement), any other public instrumentality or any public body.

         R-13. The Obligors' obligations under the Bond, the Note, the Loan Agreement, the Guaranty and the other Loan Documents (as hereafter defined) are hereafter collectively referred to as the "Obligations". The Bond, the Note, the Loan Agreement, the Guaranty, this Agreement and all documents previously, now or hereafter executed and delivered to evidence, secure, guarantee or in connection with the obligations, as the same may from time to time be amended, modified, supplemented, extended, renewed, or restated, are hereafter collectively referred to as the "Loan Documents". The loan evidenced by the Loan Documents is referred to herein as the "Loan".

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for good and valuable consideration, the

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receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. RECITALS.

            The Bank and the obligors acknowledge and agree that the recitals to this Agreement are true and correct. The recitals to this Agreement are incorporated into and made a substantive part of this Agreement.

         2. CONFIRMATION AND RATIFICATION OF LOAN DOCUMENTS.

            The Obligors, individually and collectively, agree that the Loan Documents are in full force and effect and that each of the Loan Documents shall remain in full force and effect as the same may be modified or amended in writing in accordance with its terms. The Obligors confirm and ratify their obligations under the Loan Documents, and agree that the execution and delivery of this Agreement shall not in any way diminish or invalidate any of their obligations under the Loan Documents. All parties hereto consent to the execution and delivery of this Agreement, and to all the provisions of this Agreement to the extent that such provisions may modify the terms and provisions of any of the Loan Documents. The Bank and the Obligors hereto do hereby agree and acknowledge that as of the date of this Agreement, there is currently evidenced by the Bond and the Note the total outstanding principal balance of TWO MILLION SIX HUNDRED NINETY-SIX THOUSAND FOUR HUNDRED TWENTY-EIGHT DOLLARS AND SIXTY-TWO CENTS ($2,696,428.62), with all accrued interest thereon through the date hereof having been paid by the Borrower prior to the execution of this Agreement.

         3. CONFIRMATION AND RATIFICATION OF GUARANTY AND AGREEMENT TO MAKE MODIFICATIONS THERETO.

            The Guarantors, individually and collectively, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby consent to and join in this Agreement and hereby declare to and agree with that the Guaranty is and shall continue in full force and effect for the benefit of the Bank, MEDCO and MIDFA, that there are no offsets, claims or defenses of the Guarantors with respect to the Guaranty nor, to the Guarantors' knowledge, with respect to the Obligations, that the Guaranty is not released, diminished or impaired in any way by this Agreement or the transactions contemplated hereby, and that the Guaranty is hereby confirmed and ratified in all respects. The Guarantors hereby reaffirm all of the representations and warranties set forth in the Guaranty. The Guarantors do hereby agree to amend and modify the Guaranty in accordance with the terms and provisions of the Amendment to Guaranty attached hereto as EXHIBIT A, to be executed by the Guarantors as of even date herewith. The Guarantors acknowledge that, without this consent and reaffirmation, and the agreements described in this paragraph 3., the Bank, MEDCO and MIDFA would not execute this Agreement or otherwise consent to its terms.

         4. MODIFICATION OF MATURITY DATE.

            The Loan shall mature on July 1, 2006 (the "Amended Maturity Date"). On the Amended Maturity Date, all of the Obligations, including all outstanding principal, accrued interest, outstanding late charges, outstanding fees and all

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                                       4

other amounts due under the Loan Documents, shall be due and payable in full. The Bank shall have no obligation to consider or grant any extension of the Amended Maturity Date.

         5. MODIFICATION OF INTEREST RATE.

            From and after the date of this Agreement, the Obligations shall bear interest at a fixed rate equal to EIGHT AND THREE QUARTERS PERCENT (8 3/4%) PER ANNUM, subject however, to any applicable default interest rate set forth in the Loan Documents. All interest due with respect to the obligations shall be calculated on a three hundred sixty (360)-day year, and shall be determined by the actual number of days elapsed.

         6. MODIFICATION OF PRINCIPAL AND INTEREST REPAYMENT PROVISIONS.

            From and after the date of this Agreement, combined payments of principal and interest on the Loan at the rate stated above on the outstanding principal balance due under the Loan shall be made in equal consecutive monthly installments of TWENTY-NINE THOUSAND ONE HUNDRED EIGHTY-THREE DOLLARS AND NINETY-SEVEN CENTS ($29,183.97) each, commencing on the last day of January, 1999, and continuing on the last day of each and every month thereafter until the Amended Maturity Date, at which time all Obligations, including all outstanding principal, accrued interest thereon, late charges, outstanding fees and all other amounts due under the Loan Documents, shall be due and payable in full.

         7. MODIFICATION OF FINANCIAL COVENANTS.

            The amendments and modifications to the financial covenants set forth in Section 5.4(b) and Section 5.4(e) of the Loan Agreement, which were made in the First Loan Modification Agreement shall remain in full force and effect from and after the date of this Agreement.

         8. FEES AND EXPENSES.

            The obligors' shall be responsible for all fees and expenses, including all attorneys fees and expenses, incurred by the Bank, MIDFA and MEDCO in connection with the negotiation and preparation of this Agreement and with the enforcement of the Bank's rights under the Loan Documents, which fees and expenses shall be considered part of the Obligations.

         9. ALLONGE TO NOTE AND BOND.

            The Bank, MEDCO and the Borrower do hereby agree to execute as of even date herewith a Second Allonge to the Bond and the Note, in the form attached hereto as EXHIBIT B, which incorporates therein the modifications to the Maturity Date, interest rate, and principal and interest repayment provisions set forth in paragraphs 4., 5. and 6. of this Agreement.

        10. MIDFA APPROVAL AND CONFIRMATION AND RATIFICATION OF INSURANCE AGREEMENT.

            MIDFA hereby consents to the Bank's purchase of the Loan, the Bond, the Note and other Loan Documents from First Union and does hereby consent to

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the modifications set forth herein and in the Amendment to Guaranty and the
Allonge in the form attached hereto as EXHIBIT A and EXHIBIT B, respectively. MIDFA hereby declares and agrees that the Insurance Agreement is and shall continue in full force and effect for the benefit of the Bank, subject however, to the modifications and clarifications set forth in that certain letter dated November 6, 1998 from Robert C. Brennan, Assistant Secretary Financing Programs of MIDFA, to Michael H. Bodnar, Senior Vice President of the Bank, a copy of which is attached hereto as EXHIBIT C, made a part hereof and incorporated herein by reference.

        11. OBLIGORS' REPRESENTATIONS AND WARRANTIES.

            As inducement to enter into this Agreement, the obligors hereby represent and warrant to the Bank, MEDCO and MIDFA as follows:

            11.1. Authorization and Validity. The execution and delivery of this Agreement, the Amendment to Guaranty, the Allonge, and any other related documents by the Obligors and the performance of their obligations hereunder have been duly authorized, and this Agreement, the Amendment to Guaranty, the Allonge, and such other related documents constitute the legal, valid and binding obligations of the Obligors in accordance with their respective terms.

            11.2. Compliance With Other Instruments. The Obligors are not in default under any provision of their articles of incorporation or organization, by-laws or operating agreement or other organizational or governing documents, as applicable, or of any existing judgment, decree, law, governmental order, rule or regulation applicable to them, or of any agreement or other instrument to which they are a party or by which their assets are bound. The execution and delivery by the Obligors of this Agreement and related documents, the consummation of the transactions herein and therein contemplated, and the compliance with the terms and provisions hereof and thereof, (a) has not and will not constitute or result in a breach of their articles of incorporation or organization, by-laws or operating agreement, or other organizational or governing documents, as applicable, any presently existing applicable law, order, writ, injunction or decree of any court or governmental department, commission, board, bureau, agency or instrumentality, or (b) conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions thereof, or constitute a default under any indenture, mortgage, deed of trust, lease, sublease, instrument, document, agreement or contract of any kind to which the Obligors are a party or by which the Obligors may be bound or subject.

            11.3. Benefit. The obligors have each derived direct or indirect benefit from this Agreement and the transactions contemplated hereby.

            11.4. Engagement of Counsel. The Obligors have each engaged (or have had the opportunity to engage) independent legal counsel of their choice to review this Agreement and any related documents. The Obligors each acknowledge that they are executing and delivering this Agreement and any related documents voluntarily, without coercion or duress of any kind, and with full understanding of its content and meaning.

            11-5.1 Truth of Representations. Any and all documents, reports, certificates and statements provided to the Bank by or on behalf of any or all

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of the Obligors in connection with the transactions contemplated hereby are true, correct and complete, do not contain any untrue statements of material fact and do not omit any facts to make information contained therein not misleading.

            11.6. Litigation. There is no litigation, at law or in equity, nor any proceeding before any federal, state or other governmental or administrative agency or any arbitrator pending or to the knowledge of the Obligors threatened against the Obligors, except as has been disclosed to the Bank in writing.

        12. RELEASE OF BANK, MEDCO AND MIDFA.

            The Obligors, individually and collectively, hereby RELEASE and FOREVER WAIVE and RELINQUISH all claims, demands, obligations, liabilities and causes of action of whatsoever kind or nature, whether known or unknown, which all or any of them has, may have, or might have or assert now or in the future against the Bank, MEDCO or MIDFA and/or their respective current or former directors, members, officers, employees, representatives, insurers, attorneys, agents, successors or assigns, or any affiliates, subsidiaries or related entities of the Bank, MEDCO or MIDFA and/or their respective directors, members, officers, employees, representatives, insurers, attorneys, agents successors or assigns (individually and collectively, the "Bank/MEDCO/MIDFA Group"), directly or indirectly, arising out of, based upon or in any manner connected with any Prior Related Event. As used herein, the term "Prior Related Event" means any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, arising out of or related in any way to the Loan, the Obligations, the Bond, the Note, all or any of the Loan Documents, the Collateral, the Property, the Deed of Trust, the Assignment of Rents, the Guaranty, the Insurance Agreement, any amendments or modifications of any of the foregoing, the Bank, MEDCO, MIDFA and/or the relationship among all or any of the Obligors and the Bank/MEDCO/MIDFA Group which occurred, existed, was taken, permitted or begun prior to the execution of this Agreement. The execution of this Agreement by the Bank, MEDCO and MIDFA shall not constitute an acknowledgment or admission by the Bank, MEDCO and MIDFA of any liability for any matter or precedent upon which any liability may be asserted.

        13. GENERAL PROVISIONS.

            13.1. Headings. The headings and subheadings in this Agreement are intended for convenience only and shall not be used or deemed to limit or diminish any of the provisions hereof.

            13.2. Construction. Unless the context requires otherwise, singular nouns and pronouns used in this Agreement shall be deemed to include the plural, and pronouns of one gender shall be deemed to include the equivalent pronoun of the other gender.

            13.3. Further Assurances and Corrective Instruments. The parties to this Agreement shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, from time to time, such supplements hereto and such further instruments and documents as may be required to facilitate the carrying out of the intentions of the parties to this Agreement.

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                             [INSERT MISSING COPY]



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parties hereto with respect to the matters covered and the transactions contemplated hereby, and no other agreement, statement or promise made by any party hereto, or any employee, officer, agent or attorney of any party hereto, shall be valid or binding. In the event any provisions in this Agreement is in conflict with any provisions of any Loan Document, the provisions in this Agreement shall prevail.

            13.10. No Release or Discharge. Except as expressly provided herein, nothing contained in this Agreement is intended to or shall act to nullify, discharge or release any obligations or to release any collateral. Except to the extent of any express conflict with this Agreement, each and every of the terms and conditions of the Loan Documents shall remain in full force and effect.

            13.11. Notices. Any notices required or permitted by this Agreement shall be in writing and shall be deemed delivered if delivered by hand, by overnight mail or by certified mail, return receipt requested, as follows, unless such address is changed by written notice hereunder:

            If to the Bank:          FCNB Bank
                                     P.O. Box 240
                                     7200 FCNB Court
                                     Frederick, Maryland 21705-0240
                                     ATTN:  Mr. Michael H. Bodnar
                                            Senior Vice President

            If to MEDCO:             Maryland Economic Development Corporation
                                     Suite 2410
                                     36 South Charles Street
                                     Baltimore, Maryland 21201
                                     ATTN:  Mr. Hans F. Mayer
                                            Executive Director

            with a copy to:          John R. Devine, Esquire
                                     Miles & Stockbridge P.C.
                                     10 Light Street
                                     Baltimore, Maryland 21202

            If to MIDFA:             Maryland Industrial Development Financing
                                       Authority
                                     22nd Floor
                                     217 East Redwood Street
                                     Baltimore, Maryland 21202
                                     ATTN:  Mr. Charles E. Kohlerman
                                            Manager, Special Assets Division

            with a copy to:          James G. Davis, Esquire
                                     Suite 1105
                                     217 East Redwood Street
                                     Baltimore, Maryland 21202

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            If to the Borrower:      Blue II, LLC
                                     117 West Patrick Street
                                     Frederick, Maryland 21701
                                     ATTN:  Mr. Edward D. Scott
                                            Managing Member

            with a copy to:          Roger C. Simmons, Esquire
                                     Gordon & Simmons
                                     131 West Patrick Street
                                     Frederick, Maryland 21705

            If to FBC:               Frederick Brewing Co.
                                     4607 Wedgewood Boulevard
                                     Frederick, Maryland 21703
                                     ATTN:  Mr. Kevin E. Brannon, Chairman
                                            and Chief Executive Officer

            If to Scott:             Edward D. Scott
                                     117 West Patrick Street
                                     Frederick, Maryland 21701

            If to Schuerholz:        Robert Schuerholz
                                     13825 Manor Glen Road
                                     Baldwin, Maryland 21013

            If to Foris:             Nicholas P. Foris
                                     74 Thomas Johnson Drive
                                     Frederick, Maryland 21702

            If to Jayanthimath:      Vishnampet S. Jayanthimath
                                     5216 Ernie Lane
                                     Frederick, Maryland 21701

         The addresses set forth in this Section 13.11 shall amend, supersede and replace the addresses set forth in the definition of "Notice" under Section
1.1 of the Loan Agreement.

            13.12. Applicable Law. The performance, construction and enforcement of this Agreement and the documents executed in connection with this Agreement shall be governed by the laws of the State of Maryland.

            13.13. Time of Essence. Time is of the essence.

            13.14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.

            13.15. Binding Effect. This Agreement shall have no effect unless and until it has been executed by all parties.

            13.16. Appointment of New Bond Registrar. Pursuant to Section 2.5 of the Loan Agreement, MEDCO does hereby remove First Union as the Bond Registrar and does hereby appoint FCNB Bank as Bond Registrar in the place and stead of First Union. FCNB hereby accepts such appointment and does hereby

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agree to act as Bond Registrar.

         IN WITNESS WHEREOF, the parties hereto have executed and caused to be executed, this Agreement under seal as of the day and year first written above.

WITNESS/ATTEST:                      FCNB BANK

/s/ Illegible                        BY:/s/ Michael H. Bodnar    (SEAL)
----------------------                  -------------------------
Name to Come                            Michael H. Bodnar
                                        Senior Vice President

WITNESS/ATTEST:                      MARYLAND ECONOMIC, DEVELOPMENT
                                       CORPORATION

/s/ Lynne McLean                     BY:/s/ Hans F. Mayer        (SEAL)
----------------------                  -------------------------
Lynne McLean                            Hans F. Mayer
                                        Executive Director

WITNESS/ATTEST:                      MARYLAND INDUSTRIAL DEVELOPMENT
                                       FINANCING AUTHORITY

/s/ Illegible                        BY:/s/ D. Gregory Cole      (SEAL)
----------------------                  -------------------------
Name to Come                            Name:  D. Gregory Cole
                                        Title: Executive Director

WITNESS/ATTEST:                      BLUE II, LLC

/s/ Illegible                        BY:/s/ Edward D. Scott      (SEAL)
----------------------                  -------------------------
Name to Come                            Name:  Edward D. Scott
                                        Title: Member

WITNESS/ATTEST:                      FREDERICK BREWING CO.

                                     BY:/s/ Kevin E. Brannon     (SEAL)
                                        -------------------------
                                        Name:  Kevin E. Brannon
                                        Title: Chairman and Chief Executive
                                               Officer

WITNESS/ATTEST:                      EDWARD D. SCOTT

                                     BY:/s/ Edward D. Scott      (SEAL)
                                        -------------------------
                                        Name:
                                        Title:

WITNESS/ATTEST:                      ROBERT SCHUERHOLZ

                                     BY:/s/ Robert Schuerholz    (SEAL)
                                        -------------------------
                                        Name:  Robert Schuerholz
                                        Title:

WITNESS/ATTEST:                      NICHOLAS P. FORIS

                                     BY:/s/ Nicholas P. Foris    (SEAL)
                                        -------------------------
                                        Name:  Nicholas P. Foris
                                        Title:

WITNESS/ATTEST:                      VISHNAMPET S. JAYANTHIMATH

                                     BY:/s/ Illegible            (SEAL)
                                        -------------------------
                                        Name:  Illegible
                                        Title:

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STATE OF MARYLAND           )
                            )  ss:
COUNTY OF FREDERICK         )


         I HEREBY CERTIFY that on the 31st day of December, 1998, before me, the subscribed, a notary public of the above state and county, personally appeared Michael H. Bodnar, known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing Loan Modification Agreement, who acknowledged himself to be the Senior Vice President of FCNB Bank, and that he being authorized to do so, executed the foregoing Loan Modification Agreement for the purposes therein contained.

                                        /s/ Illegible
                                        -------------------------
                                        Notary Public

My commission expires: 5/5/2001

STATE OF MARYLAND           )
                            )  ss:
CITY/COUNTY OF BALTIMORE    )
     ------
         I HEREBY CERTIFY that on the 29th day of December, 1998, before me, the subscribed, a notary public of the above state and county, personally appeared Hans F. Mayer, known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing Loan Modification Agreement, who acknowledged himself to be the Executive Director of the Maryland Economic Development Corporation, and that he being authorized to do so, executed the foregoing Loan Modification Agreement for the purposes therein contained.

                                        Charlotte Base Trainor
                                        -------------------------
                                        Notary Public

My commission expires: March 1, 1999


STATE OF____________________)
                            )  ss:
CITY/COUNTY OF______________)

         I HEREBY CERTIFY that on the ___ day of December, 1998, before me, the subscribed, a notary public of the above state and county, personally appeared _____________________, known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing Loan Modification Agreement, who acknowledged himself/herself to be the _________________________ of the Maryland Industrial Development Financing Authority, and that he/she being authorized to do so, executed the foregoing Loan Modification Agreement for the purposes therein contained.

                                        -------------------------
                                        Notary Public

My commission expires:_______________

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STATE OF MARYLAND           )
                            )  ss:
CITY/COUNTY OF FREDERICK    )

         I HEREBY CERTIFY that on the 30th day of December, 1998, before me, the subscribed, a notary public of the above state and county, personally appeared Edward D. Scott, known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing Loan Modification Agreement, who acknowledged himself/herself to be the member of Blue II, LLC, and that he/she being authorized to do so, executed the foregoing Loan Modification Agreement for the purposes therein contained.

                                        /s/ Illegible
                                        -------------------------
                                        Notary Public


My commission expires: 11/01/01

STATE OF MARYLAND            )
                             )  ss:
CITY/COUNTY OF FREDERICK     )

         I HEREBY CERTIFY that on the 31st day of December, 1998, before me, the subscribed, a notary public of the above state and county, personally appeared Kevin E. Brannon, known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing Loan Modification Agreement, who acknowledged himself/herself to be the Chairman and CEO of Frederick Brewing Co., and that he/she being authorized to do so, executed the foregoing Loan Modification Agreement for the purposes therein contained.

                                        /s/ Illegible
                                        -------------------------
                                        Notary Public

My commission expires: 5/5/2001

STATE OF MARYLAND           )
                            )  ss:
CITY/COUNTY OF FREDERICK    )

         I HEREBY CERTIFY that on the 30th day of December, 1998, before me, the subscribed, a notary public of the above state and county, personally appeared Edward D. Scott, known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing Loan Modification Agreement who executed the foregoing Loan Modification Agreement for the purposes therein contained.

                                        /s/ Illegible
                                        -------------------------
                                        Notary Public

My commission expires: 11/01/01

           LAW OFFICES
    MILES & STOCKBRIDGE P.C.
30 WEST PATRICK STREET, SUITE 600
    FREDERICK, MARYLAND 21701

STATE OF MARYLAND            )
                             )  ss:
CITY/COUNTY OF FREDERICK     )


         I HEREBY CERTIFY that on the 29th day of December, 1998, before me, the subscribed, a notary public of the above state and county, personally appeared Robert Schuerholz, known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing Loan Modification Agreement, who executed the foregoing Loan Modification Agreement for the purposes therein contained.


My commission expires: [illegible]           ------------------------
                                             Notary Public
STATE OF MARYLAND           )
                            )  ss:
CITY/COUNTY OF FREDERICK    )


         I HEREBY CERTIFY that on the 30th day of December, 1998, before me, the subscribed, a notary public of the above state and county, personally appeared Nicholas P. Foris, known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing Loan Modification Agreement, who executed the foregoing Loan Modification Agreement for the purposes therein contained.

                                             ------------------------
                                             Notary Public

My commission expires: 3-30-99

STATE OF MARYLAND           )
                            )  ss:
CITY/COUNTY OF FREDERICK    )

         I HEREBY CERTIFY that on the 30th day of December, 1998, before me, the subscribed, a notary public of the above state and county, personally appeared Vishnampet S. Jayanthimath, known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing Loan Modification Agreement, who executed the foregoing Loan Modification Agreement for the purposes therein contained.

                                             ------------------------
                                             Notary Public
My commission expires: 3-30-99

           LAW OFFICES
    MILES & STOCKBRIDGE P.C.
30 WEST PATRICK STREET, SUITE 600
    FREDERICK, MARYLAND 21701